Capitalized Software Development Costs	12 Months Ended
Dec. 31, 2021
Capitalized Computer Software, Net [Abstract]
Capitalized Software Development Costs
7. Capitalized Software Development Costs
Capitalized software for the Company’s software platforms was developed either internally or was acquired through acquisitions. Capitalized software development costs and acquired software technology are summarized as follows (in thousands):

	As of December 31,
	2021	2020
Capitalized software development costs, gross	$385,384	$339,082
Less accumulated amortization	(276,533)	(215,052)

Capitalized software development costs, net	$108,851	$124,030

Amortization of capitalized software development costs, recorded as cost of revenue, was $61.5 million, $58.6 million, and $48.6 million during the years ended December 31, 2021, 2020, and 2019, respectively.